UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 23, 2001

                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          ____________________________


          DELAWARE                      000-25887                36-3681151
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
       of incorporation)                                    identification no.)

            TEN NORTH DEARBORN                                     60602
            CHICAGO, ILLINOIS                                    (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On July 23, 2001, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ending June 30, 2001. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1      Press Release dated July 23, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PRIVATEBANCORP, INC.


Date:  July 23, 2001            By:/s/ Ralph B. Mandell
                                   ---------------------------------------------
                                   Ralph B. Mandell
                                   Chairman of the Board and Chief
                                   Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
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99.1            Press Release dated July 23, 2001.